EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of CNB Corporation on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, W. Jennings Duncan, President and Chief Executive Officer and Paul R. Dusenbury, Treasurer and Chief Financial Officer, of the CNB Corporation, each certifies to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.     The above-referenced Form 10-Q fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the above referenced Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   August 10, 2004
                                          /s/W.Jennings Duncan_________________
                                          W. Jennings Duncan
                                          President and Chief Executive Officer

                                         /s/Paul R. Dusenbury_________________
                                         Paul R. Dusenbury
                                         Treasurer and Chief Financial Officer